CREDIT SUISSE FIRST BOSTON

AMERICAN HONDA FINANCE CORPORATION

Annual Statement to Certificateholder --Honda Auto Receivables 2003-1 Owner Trust

04/01/03  through  03/31/04

I. ORIGINAL DEAL PARAMETER INPUTS

  (A) Total Portfolio Balance

$1,577,277,657.84

  (B) Total Securities Balance

$1,577,277,657.84

  (C) Class A-1 Notes

    (i)   Class A-1 Notes Balance

$376,000,000.00

    (ii)  Class A-1 Notes Percentage (C(i)/B)

23.84%

    (iii) Class A-1 Notes Rate

1.300%

    (iv) Class A-1 Notes Accrual Basis

Actual/360

  (D) Class A-2 Notes

    (i)   Class A-2 Notes Balance

$462,000,000.00

    (ii)  Class A-2 Notes Percentage (D(i)/B)

29.29%

    (iii) Class A-2 Notes Rate

1.460%

    (iv) Class A-2 Notes Accrual Basis

30/360

  (E) Class A-3 Notes

    (i)   Class A-3 Notes Balance

$386,000,000.00

    (ii)  Class A-3 Notes Percentage (E(i)/B)

24.47%

    (iii) Class A-3 Notes Rate

1.920%

    (iv) Class A-3 Notes Accrual Basis

30/360

  (F) Class A-4 Notes

    (i)   Class A-4 Notes Balance

$317,700,000.00

    (ii)  Class A-4 Notes Percentage (F(i)/B)

20.14%

    (iii) Class A-4 Notes Rate

2.480%

    (iv) Class A-4 Notes Accrual Basis

30/360

  (G) Certificates

    (i)   Certificates Balance

$35,577,657.84

    (ii)  Certificates Percentage (G(i)/B)

2.26%

    (iii) Certificates Rate

2.480%

    (iv) Certificates Accrual Basis

30/360

  (H) Servicing Fee Rate

1.00%

  (I) Portfolio Summary

    (i)   Weighted Average Coupon (WAC)

5.55%

    (ii)  Weighted Average Original Maturity (WAOM)

57.35

months

    (iii) Weighted Average Remaining Maturity (WAM)

50.82

months

    (iv) Number of Receivables

104,014

  (J) Reserve Fund

    (i)   Reserve Account Initial Deposit Percentage

0.50%

    (ii)  Reserve Account Initial Deposit

$7,886,388.29

    (iii) Specified Reserve Account Percentage

0.75%

    (iv) Specified Reserve Account Balance

$7,886,388.29

  (K) Yield Supplement Account Deposit

$267,720.61

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

  (A) Total Portfolio Balance

$1,486,598,581.60

  (B) Total Securities Balance

$1,486,598,581.60

  (C) Cumulative Note and Certificate Pool Factor

0.9425091

  (D) Class A-1 Notes

    (i)   Class A-1 Notes Balance

$285,320,923.76

    (ii)  Class A-1 Notes Pool Factor

0.7588322

    (iii) Class A-1 Notes Interest Carryover Shortfall

$0.00

    (iv) Class A-1 Notes Principal Carryover Shortfall

$0.00

  (E) Class A-2 Notes

    (i)   Class A-2 Notes Balance

$462,000,000.00

    (ii)  Class A-2 Notes Pool Factor

1.0000000

    (iii) Class A-2 Notes Interest Carryover Shortfall

$0.00

    (iv) Class A-2 Notes Principal Carryover Shortfall

$0.00

  (F) Class A-3 Notes

    (i)   Class A-3 Notes Balance

$386,000,000.00

    (ii)  Class A-3 Notes Pool Factor

1.0000000

    (iii) Class A-3 Notes Interest Carryover Shortfall

$0.00

    (iv) Class A-3 Notes Principal Carryover Shortfall

$0.00

  (G) Class A-4 Notes

    (i)   Class A-4 Notes Balance

$317,700,000.00

    (ii)  Class A-4 Notes Pool Factor

1.0000000

    (iii) Class A-4 Notes Interest Carryover Shortfall

$0.00

    (iv) Class A-4 Notes Principal Carryover Shortfall

$0.00

  (H) Certificates

    (i)   Certificates Balance

$35,577,657.84

    (ii)  Certificates Pool Factor

1.0000000

    (iii) Certificates Interest Carryover Shortfall

$0.00

    (iv) Certificates Principal Carryover Shortfall

$0.00

  (I) Servicing Fee

    (i)   Servicing Fee Shortfall

$0.00

  (J) End of Prior Month Account Balances

    (i)   Reserve Account

$11,512,609.65

    (ii)   Yield Supplement Account

$215,519.99

    (iii) Payahead Account

$28,763.88

    (iv) Advances Outstanding

$613,972.74

  (K) Portfolio Summary as of End of Prior Year

    (i)   Weighted Average Coupon (WAC)

5.55%

    (ii)  Weighted Average Remaining Maturity (WAM)

48.77

months

    (iii) Number of Receivables

101,977

  (L) Note and Certificate Percentages

    (i)   Note Percentage

100.00%

    (ii)  Certificate Percentage

0.00%

III. INPUTS FROM THE MAINFRAME

  (A) Precomputed Contracts Principal

    (i)   Scheduled Principal Collections

$975,306.95

    (ii)  Prepayments in Full

$194,053.31

    (iii) Prepayments in Full due to Repurchases

$0.00

  (B) Precomputed Contracts Total Collections

$1,207,035.78

  (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))

$37,675.52

  (D) Simple Interest Receivables Principal

    (i)   Principal Collections

$343,103,089.13

    (ii)  Prepayments in Full

$204,660,127.24

    (iii) Repurchased Receivables Related to Principal

$0.00

  (E) Simple Interest Receivables Interest

    (i)   Simple Interest Collections

$67,351,713.63

  (F) Payment Advance for Precomputes

    (i) Reimbursement of Previous Advances

$54,156.84

    (ii) Current Advance Amount

$41,644.28

  (G) Interest Advance for simple Interest - Net

($90,082.34)

  (H) Payahead Account

    (i)  Payments Applied

$85,462.78

    (ii) Additional Payaheads

$56,698.90

  (I) Portfolio Summary as of End of Month

    (i)   Weighted Average Coupon (WAC)

5.53%

    (ii)  Weighted Average Remaining Maturity (WAM)

37.71

months

    (iii) Remaining Number of Receivables

82,400

  (J) Delinquent Receivables

# Units

Dollar Amount

    (i)  30-59 Days Delinquent

1,957

2.38%

$23,891,794.37

2.58%

    (ii)  60-89 Days Delinquent

289

0.35%

$3,498,085.23

0.38%

    (ii) 90 Days or More Delinquent

46

0.06%

$519,721.99

0.06%

  (K) Vehicles Repossessed During Collection Period

62

0.08%

$847,921.66

0.09%

  (L) Total Accumulated Repossessed Vehicles in Inventory

134

0.16%

$1,479,259.88

0.16%

IV. INPUTS DERIVED FROM OTHER SOURCES

  (A) Collection Account Investment Income

$0.00

  (B) Reserve Account Investment Income

$86,300.74

  (C) Yield Supplement Account Investment Income

$1,074.42

  (D) Trust Fees Expense

$8,000.00

  (E) Aggregate Net Losses for Collection Period

$6,071,880.69

  (F) Liquidated Receivables Information

    (i) Gross Principal Balance on Liquidated Receivables

$10,397,145.85

    (ii) Liquidation Proceeds

$3,123,597.42

    (ii) Recoveries from Prior Month Charge Offs

$1,201,667.74

  (G) Days in Accrual Period

367

  (H) Deal age

14

COLLECTIONS

V. INTEREST COLLECTIONS

  (A) Total Interest Collections  (III(C+E(i)+G)

$67,286,794.25

VI. PRINCIPAL COLLECTIONS

  (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))

$548,932,576.63

  (B) Liquidation Proceeds  (IV(H(i)))

$3,123,597.42

  (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))

$0.00

  (D) Recoveries from Prior Charge Offs (IV(H(ii)))

$1,201,667.74

  (E) Total Principal Collections   (A+B+C+D)

553,257,841.79

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))

620,544,636.04

VIII. YIELD SUPPLEMENT DEPOSIT

$181,934.66

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)

620,726,570.70

DISTRIBUTIONS

X. FEE DISTRIBUTIONS

  (A) Servicing Fee

    (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))

$12,214,275.80

    (ii)  Servicing Fee Paid

 12,214,275.80

    (iii) Servicing Fee Shortfall

$0.00

  (B) Reserve Account Investment Income (IV(B))

86,300.74

  (C) Yield Supplement Account Investment Income  (IV(C))

1,074.42

  (D) Trust Fees Expense (IV(D))

8,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS

  (A) Interest

    (i) Class A-1 Notes

      (a)   Class A-1 Notes Interest Due

$1,074,784.39

      (b)  Class A-1 Notes Interest Paid

 1,074,784.39

      (c) Class A-1 Notes Interest Shortfall

$0.00

    (ii) Class A-2 Notes

      (a)   Class A-2 Notes Interest Due

$5,879,686.21

      (b)  Class A-2 Notes Interest Paid

 5,879,686.21

      (c) Class A-2 Notes Interest Shortfall

$0.00

    (iii) Class A-3 Notes

      (a)   Class A-3 Notes Interest Due

$7,411,200.00

      (b)  Class A-3 Notes Interest Paid

 7,411,200.00

      (c) Class A-3 Notes Interest Shortfall

$0.00

    (iv) Class A-4 Notes

      (a)   Class A-4 Notes Interest Due

$7,878,960.00

      (b)  Class A-4 Notes Interest Paid

 7,878,960.00

      (c) Class A-4 Notes Interest Shortfall

$0.00

    (v) Total Note Interest

      (a)   Total Note Interest Due

$22,244,630.60

      (b)  Total Note Interest Paid

 22,244,630.60

      (c) Total Note Interest Shortfall

$0.00

      (d) Reserve Fund Withdrawn for Note Interest

$0.00

Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))

586,259,664.30

  (B) Principal

    (i) Noteholders' Principal Distribution Amounts

$551,585,896.07

    (ii) Class A-1 Notes Principal

      (a)   Class A-1 Notes Principal Due

285,320,923.76

      (b)  Class A-1 Notes Principal Paid

 285,320,923.76

      (c) Class A-1 Notes Principal Shortfall

$0.00

      (d) Reserve Fund drawn

$0.00

    (iii) Class A-2 Notes Principal

      (a)   Class A-2 Notes Principal Due

$266,264,972.31

      (b)  Class A-2 Notes Principal Paid

 266,264,972.31

      (c) Class A-2 Notes Principal Shortfall

$0.00

      (d) Reserve Fund drawn

$0.00

    (iv) Class A-3 Notes Principal

      (a)   Class A-3 Notes Principal Due

$0.00

      (b)  Class A-3 Notes Principal Paid

 0.00

      (c) Class A-3 Notes Principal Shortfall

$0.00

      (d) Reserve Fund drawn

$0.00

    (v) Class A-4 Notes Principal

      (a)   Class A-4 Notes Principal Due

$0.00

      (b)  Class A-4 Notes Principal Paid

 0.00

      (c) Class A-4 Notes Principal Shortfall

$0.00

      (d) Reserve Fund drawn

$0.00

    (vi) Total Notes Principal

      (a)   Total Notes Principal Due

$551,585,896.07

      (b)  Total Notes Principal Paid

 551,585,896.07

      (c) Total Notes Principal Shortfall

$0.00

      (d) Reserve Fund drawn

$0.00

XII. RESERVE FUND DEPOSIT

  Amount available for deposit into reserve account

$34,673,768.23

  Amount deposited into reserve account

0.00

  Excess Amount Released from Reserve Account

  3,626,221.36

  Excess funds available to Certificateholders

 38,299,989.59

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS

  (A) Interest

    (i)   Certificate Monthly Interest Due

$842,168.44

    (ii)   Certificate Interest Shortfall Beginning Balance

$0.00

    (iii)   Total Certificate Interest Due

$842,168.44

    (iv)  Certificate Interest Paid

 842,168.44

    (v) Certificate Interest Shortfall Ending Balance

$0.00

  (B) Principal

    (i)   Certificate Monthly Principal Due

$7,743,826.41

    (ii)   Certificate Principal Shortfall Beginning Balance

$0.00

    (iii)   Total Certificate Principal Due

$7,743,826.41

    (iv)  Certificate Principal Paid

 7,743,826.41

    (v) Certificate Principal Shortfall Ending Balance

$0.00

  (C) Release to Seller

$29,713,994.74

DISTRIBUTIONS SUMMARY

  (A) Total Collections

$620,726,570.70

  (B) Service Fee

$12,214,275.80

  (C) Trustee Fees

8,000.00

  (D) Class A1 Amount

$286,395,708.15

  (E) Class A2 Amount

$272,144,658.52

  (F) Class A3 Amount

$7,411,200.00

  (G) Class A4 Amount

$7,878,960.00

  (H) Amount Deposited into Reserve Account

$0.00

  (I) Certificateholders

$8,585,994.85

  (J) Release to seller

$29,713,994.74

  (K) Total amount distributed

$624,352,792.06

  (L) Amount of Draw from Reserve Account

0.00

  (M) Excess Amount Released from Reserve Account

3,626,221.36

PORTFOLIO AND SECURITY SUMMARY

Beginning

End

XIV. POOL BALANCES AND PORTFOLIO INFORMATION

of Period

of Period

  (A) Balances and Principal Factors

    (i)    Aggregate Balance of Notes

$1,451,020,923.76

$899,435,027.69

    (ii)   Note Pool Factor

0.9411824

0.5834047

    (iii)  Class A-1 Notes Balance

285,320,923.76

     0.00

    (iv)   Class A-1 Notes Pool Factor

0.7588322

0.0000000

    (v)    Class A-2 Notes Balance

462,000,000.00

195,735,027.69

    (vi)   Class A-2 Notes Pool Factor

1.0000000

0.4236689

    (vii)  Class A-3 Notes Balance

386,000,000.00

386,000,000.00

    (viii) Class A-3 Notes Pool Factor

1.0000000

1.0000000

    (ix)  Class A-4 Notes Balance

317,700,000.00

317,700,000.00

    (x) Class A-4 Notes Pool Factor

1.0000000

1.0000000

    (xi)   Certificates Balance

35,577,657.84

27,833,831.43

    (xii)    Certificates Pool Factor

1.0000000

0.7823402

    (xiii)   Total Principal Balance of Notes and Certificates

1,486,598,581.60

927,268,859.12

  (B) Portfolio Information

    (i)   Weighted Average Coupon (WAC)

5.55%

5.53%

    (ii)  Weighted Average Remaining Maturity (WAM)

48.77

months

37.71

months

    (iii) Remaining Number of Receivables

101,977

82,400

    (iv)  Portfolio Receivable Balance

$1,486,598,581.60

$927,268,859.12

  (C) Outstanding Advance Amount

$613,972.74

$511,377.84

  (D) Outstanding Payahead Balance

$28,763.88

$0.00

SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT

  (A) Beginning Reserve Account Balance

$11,512,609.65

  (B) Draws

    (i)   Draw for Servicing Fee

0.00

    (ii)  Draw for Interest

0.00

    (iii) Draw for Realized Losses

0.00

  (C) Excess Interest Deposited into the Reserve Account

0.00

  (D) Reserve Account Balance Prior to Release

11,512,609.65

  (E) Reserve Account Required Amount

7,886,388.29

  (F) Final Reserve Account Required Amount

7,886,388.29

  (G) Excess Reserve Account Amount

3,626,221.36

  (H) Ending Reserve Account Balance

7,886,388.29

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT

  (A) Beginning Yield Supplement Account Balance

215,519.99

  (B) Investment Earnings

1,074.42

  (C) Investment Earnings Withdraw

1,074.42

  (D) Additional Yield Supplement Amounts

0.00

  (E) Yield Supplement Deposit Amount

$181,934.66

  (F) Ending Yield Supplement Account Balance

33,585.33

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

  (A) Liquidated Contracts

    (i)   Liquidation Proceeds

$3,123,597.42

    (ii) Recoveries on Previously Liquidated Contracts

1,201,667.74

  (B) Aggregate Net Losses for Collection Period

6,071,880.69

  (C) Net Loss Rate for Collection Period (annualized)

0.50%

  (D) Cumulative Net Losses for all Periods

6,089,866.43

  (E) Delinquent Receivables

# Units

Dollar Amount

    (i)  30-59 Days Delinquent

1,957

2.38%

$23,891,794.37

2.58%

    (ii)  60-89 Days Delinquent

289

0.35%

$3,498,085.23

0.38%

    (ii) 90 Days or More Delinquent

46

0.06%

$519,721.99

0.06%

XVIII. REPOSSESSION ACTIVITY

# Units

Dollar Amount

  (A) Vehicles Repossessed During Collection Period

62

0.08%

$847,921.66

0.09%

  (B) Total Accumulated Repossessed Vehicles in Inventory

134

0.16%

$1,479,259.88

0.16%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

  (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period

    (i) Second Preceding Collection Period

0.56%

    (ii) Preceding Collection Period

0.64%

    (iii) Current Collection Period

0.43%

    (iv) Three Month Average (Avg(i,ii,iii))

0.54%

  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.

    (i) Second Preceding Collection Period

0.92%

    (ii) Preceding Collection Period

0.65%

    (iii) Current Collection Period

0.57%

    (iv) Three Month Average (Avg(i,ii,iii))

0.72%

  (C) Loss and Delinquency Trigger Indicator

Trigger was not hit.

  I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

      /s/ John Weisickle

      Mr. John Weisickle

      Vice President